UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2012

ELEVATE, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34642	26-1607874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Avenida La Pata, Suite 200
San Clemente, California 92673
(Address of Principal Executive Offices, including zip code)

(949) 276-5428
(Registrant’s telephone number, including area code)

Copies of Communications to:
Wilson & Oskam, LLP
9110 Irvine Center Drive
Irvine, CA 92618
(949) 752-1100
Fax (949) 752-1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

♦	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

♦	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

♦	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

♦	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Termination of Chief Operating Officer

Effective as of April 30, 2012, Rod Place, the Chief Operating Officer, ceased to be an employee of Elevate, Inc. (the “Company”),  and has ceased to serve as an officer of the Company.  The Company and Mr. Place have been negotiating the terms of a release agreement but as yet have been unable to reach mutually satisfactory terms.  The Company has currently allocated to other officers of the Company the responsibilities formerly performed by the COO, but is in the process of seeking a qualified candidate to serve as COO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEVATE, INC.

By: /S/ Wright Thurston
Wright Thurston, Chief Executive Officer

Date:  June 25, 2012